UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):  January 5, 2016

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices (zip code))

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 5, 2016, Harley-Davidson Financial Services, Inc. (“HDFS”), a subsidiary of Harley-Davidson, Inc. (the “Company”), entered into a Terms Agreement (the “Terms Agreement”) by and among HDFS and the initial purchasers named in the Terms Agreement (the “Initial Purchasers”) under which HDFS agreed to sell, and the Initial Purchasers agreed to purchase, subject to certain terms and conditions, $600,000,000 aggregate principal amount of 2.250% Medium-Term Notes due 2019 (the ‘‘2019 Notes’’) and $600,000,000 aggregate principal amount of 2.850% Medium-Term Notes due 2021 (the ‘‘2021 Notes’’ and, together with the 2019 Notes, the “Notes”). This offering was exempt from registration requirements under the Securities Act of 1933 pursuant to Rule 144A and Regulation S under the Securities Act. The sale was completed January 8, 2016. The Notes are guaranteed by Harley-Davidson Credit Corp. (“HDCC”). The Notes were issued under an Indenture (the “Indenture”), dated as of March 4, 2011, by and among HDFS, HDCC and The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by an Officers’ Certificate, dated January 8, 2016, creating the 2019 Notes, and an Officers’ Certificate, dated January 8, 2016, creating the 2021 Notes (collectively, the “Officers’ Certificates”).

Net proceeds to HDFS from the offering were approximately $1.196 billion, after deducting discounts and commissions but before deducting other fees and expenses payable by HDFS. HDFS intends to use the net proceeds from the offering for general corporate purposes.

Interest on the 2019 Notes will accrue at the rate of 2.250% per annum, and interest on the 2021 Notes will accrue at the rate of 2.850% per annum. The Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2016.

HDFS has the ability to redeem the 2019 Notes, in whole or in part, at its option at any time and from time to time. HDFS has the ability to redeem the 2021 Notes, in whole or in part, at its option at any time and from time to time prior to December 15, 2020 (one month prior to the maturity of the 2021 Notes). The redemption price for the Notes will be the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the date of redemption on a semi-annual basis at the Treasury Rate (as defined in the Officers’ Certificates) plus 15 basis points, in the case of the 2019 Notes, and 20 basis points, in the case of the 2021 Notes, plus, in each case, accrued interest on the principal amount redeemed to the date of redemption, as provided in the Indenture and the Officers’ Certificates.

In addition, at any time on or after December 15, 2020 (one month prior to the maturity date of the 2021 Notes), HDFS has the ability to redeem some or all of the 2021 Notes at its option at a redemption price equal to 100% of the principal amount of the 2021 Notes being redeemed, plus accrued and unpaid interest on such principal amount to the redemption date.

If a below investment grade rating of the Notes occurs in connection with a change of control of the Company, then HDFS will be required to make an offer to repurchase the Notes on the terms set forth in the Notes. In the offer, HDFS will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase.

The Notes are unsecured senior obligations of HDFS and rank equal in right of payment to all of the other unsecured and unsubordinated debt of HDFS. The Notes are fully, unconditionally and irrevocably guaranteed on an unsecured, senior and unsubordinated basis by HDCC. The Notes are not obligations of or guaranteed by the Company. HDFS is party to an existing support agreement with the Company under which the Company agrees to provide HDFS with financial support, if required, to enable HDFS to maintain HDFS’ fixed-charge coverage at 1.25 and HDFS’ net worth at or above $40.0 million. The support agreement does not constitute a guarantee by the Company of the payment of any obligations or other liabilities of HDFS (including, without limitation, the Notes).

The Terms Agreement was entered into pursuant to a Private Placement Agency Agreement, which contains customary representations, warranties and agreements of HDFS, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The descriptions of the Indenture and the Officers’ Certificates set forth above are qualified by reference to the Indenture and the Officers’ Certificates filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

(4.1)                       Indenture, dated as of March 4, 2011, among Harley-Davidson Financial Services, Inc., Issuer, Harley-Davidson Credit Corp., Guarantor, and The Bank of New York Mellon Trust Company, N.A., Trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated March 1, 2011 (File No. 1-9183)).

(4.2)                       Officers’ Certificate pursuant to Sections 102 and 301 of the Indenture, dated January 8, 2016, with the form of 2.250% Medium-Term Notes due 2019.

(4.3)                       Officers’ Certificate pursuant to Sections 102 and 301 of the Indenture, dated January 8, 2016, with the form of 2.850% Medium-Term Notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Dated: January 11, 2016

	By:	/s/ Rebecca W. House
Rebecca W. House
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

(4.1)

Indenture, dated as of March 4, 2011, among Harley-Davidson Financial Services, Inc., Issuer, Harley-Davidson Credit Corp., Guarantor, and The Bank of New York Mellon Trust Company, N.A., Trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated March 1, 2011 (File No. 1-9183)).

(4.2)	Officers’ Certificate pursuant to Sections 102 and 301 of the Indenture, dated January 8, 2016, with the form of 2.250% Medium-Term Notes due 2019.

(4.3)	Officers’ Certificate pursuant to Sections 102 and 301 of the Indenture, dated January 8, 2016, with the form of 2.850% Medium-Term Notes due 2021.